ABX AIR

CAPITAL CARGO
INTERNATIONAL AIRLINES

ATI

1 ABX Holdings, Inc. BB&T Transportation Conference February 2008 Exhibit 99.2

2

Safe Harbor Statement
Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. ABX Holdings’ actual results may differ materially from the results discussed in the forward-looking statements. There are a number of important factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, ABX Holdings’ ability to leverage synergies arising from the acquisition of Cargo Holdings International,
ABX Air’s ability to maintain cost and service level performance under its commercial agreements with DHL, significant reductions in the scope of services under ABX Air’s commercial agreements with DHL, ABX Holdings’ ability to generate revenues and earnings from sources other than DHL and other factors that are contained from time to time in ABX
Holdings’ filings with the U.S. Securities and Exchange Commission, including ABX Holdings’ Annual Report on Form
10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on the Company's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ABX Holdings undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.
This presentation includes certain non-GAAP financial information. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is also described in conjunction with the applicable non-GAAP measure. Management believes that the presentation of such non-GAAP financial information is helpful to show the financial impact of the December 31, 2007 acquisition of Cargo Holdings International, Inc.

Overview - ABX Holdings, Inc.
ABX Holdings, Inc.
• ACMI
charters
• 3
rd
party
maintenance
and technical
services
• Sort facility
operations
• ACMI and
Hub Services
support to
principal
customer
• Cost-plus
agreements
• Additional
ACMI
support
ABX Air, Inc.
Non-DHL DHL
• Aircraft
leasing
• Manage
cargo
modifications
• BAX/
Schenker
contract
• Military
charters
• 767
expansion
• Fleet services
• Charter
brokerage
Cargo Holdings
International, Inc.
ATI LGSTX
CAM
• BAX/
Schenker
contract
• 757
expansion
CCIA
Acquired
12/31/07

Strategy for Profitable Growth
Organic Strategy
• Grow ACMI business using 767-200 fleet as the platform
• Grow maintenance & technical services for higher
margin returns
• Leverage capabilities and resources in sort management
and support services
• Provide principal customers with superior,
cost-effective service
Business Development
• Complementary service offerings
• Scale advantages
• Capture cost savings from synergies

Complementary Capabilities
•
Solidifies ABX Holdings’
position as largest provider of
767F lift worldwide
•
Broadens service offerings
2
Dry leasing
2
Charter brokerage
2
Fleet services
2
Military passenger flying
•
Significantly increases
customer diversification
•
Establishes lower cost platform
for growth initiatives
•
Increases market presence
•
Synergies
2
Aircraft engineering and
maintenance
2
Purchasing
2
Risk Management
Cargo Holdings
International, Inc.
ABX Air, Inc.

$34
$48
ABX Air Financial Performance
2004-2007 Results
$s in millions
Non-DHL DHL
$27
$83
$1,176 $1,430 $1,212
$1,079
2004 2005 2006 TTM 9/2007
Pre-tax Earnings
2004 2005 2006
$37
$36
$34
$30
TTM 9/2007
Revenues
$1,203
$1,464
$1,260
$1,162
$9
$14
$7
$13
Non-DHL DHL

$34
$48
ABX Air Financial Performance
2004-2007 Results
$s in millions
$27
$83
$1,176 $1,430 $1,212
$1,079
2004 2005 2006 TTM 9/2007
Pre-tax Earnings
As % of Revenues
2004 2005 2006 TTM 9/2007
Revenues
3.1%
2.1%
2.9% 2.9%
$1,203
$1,464
$1,260
$1,162
Excludes revenue not subject to mark-up.
3.9%     2.7%     3.9%     3.9%
Non-DHL DHL

8 ABX Air Capital Expenditure Trends $s in millions $65 $49 $75 $124 $14 $12 $9 2004 2005 2006 TTM 9/2007 Maintenance Growth $74 $61 $100 $140 $16

DHL

BAX GLOBAL

BAX goes Schenker.

SCHENKER Logistics

Core Customer Relationships
•
Cargo Holdings International acquired ATI from BAX Global in
February 2006.
•
Exclusive provider of main deck freighter lift in the BAX US domestic system through 2011.
•
Relationship with Deutsche Bahn’s Schenker-BAX Global remains strong. BAX’s core operations are fully dependent on the services of ATI and CCIA.
•
ABX Air, DHL’s primary U.S. business partner, generates
approximately $1.1 billion in DHL revenues (ASTAR, our next
closest competitor, generates approximately $300 - $400 million in
DHL revenues).
•
Two agreements: 7-year ACMI agreement that matures in August
2010 with 3-year renewal, Hub Services Agreement that matures in
August 2008 with evergreen 1-year renewals.
•
ABX Air currently provides two 767-200 freighter aircraft to DHL under separate ACMI arrangements.

Revenues
Pre-tax Earnings
(Cash Flow)
Pre-tax
Earnings+D&A
ABX Air’s Diversification Progress
DHL Charter Operations Interest & Other
92.6%
18.0%
55.0%
4.4%
73.0%
17.1%
27.0%
9 Months
FY 2007
9.9%
97.8%
6.8%
81.7%
2.2%
90.8%
3.4%
11.5%
FY 2004
5.8%
New Businesses Bring Strong Returns
2.9%

CHI

Cargo Holdings International, Inc.

ATI

AIR TRANSPORT INTERNATIONAL L.L.C.

Capital Cargo International

AIRLINES

Cargo Aircraft Management, Inc.

CAM

LGSTX

SERVICES INC.

Founded in 1972
Purchased from BAX in 2006
Provides multiple mission
capability
Operates a fleet of
18 DC-8s: 13 freighters, 5
combis
Expected to add 3 B767s
throughout 2008
Primary customers include
BAX and U.S. military
Founded in 1995
Provides airport-to-airport
transportation services to
domestic and foreign air
carriers
Operates a fleet of
14 Boeing 727s
Expected to add up to 2 757s
throughout 2008 (currently
have an ACMI contract with
DHL for 1 aircraft starting in
the first quarter of 2008 and
an LOI for 1 ACMI contract)
Primary customers include
BAX, DHL, USPS, and UPS
Founded in 2004
Owns all the fleet operated
by ATI and CCIA
Provides efficient and
personalized service to air
carriers and aircraft owners
Expected to add up to 4 757s
during 2008/2009 (LOI with
DHL to dry lease up to 4
aircraft in 2008/2009)
Contract with Cargojet
Airways to dry lease 2
B767aircraft
Founded in 2005
Purchased in 2006
Provides specialized
airfreight transportation
logistics services
Also provides charter and
fuel management services
About Cargo Holdings International

2004-2007 Results
2004 2005 2006 2007E
Pre-tax Earnings
2004 2005 2006
$4
$39
$32*
$6
2007E
Revenues
$47
$49
$296
$305
CHI Financial Performance
Acquired
ATI
in 2006
Depreciation &
Amortization
$9      $10      $17       $37
* Pre-tax earnings including deal costs are estimated to be
$15m for 2007. Excluding non-recurring deal costs of approx.
$17m pre-tax earnings would have been $32m.
$s in millions

Excludes revenue not subject to mark-up.
2004 2005 2006 2007E
Revenues
$47
$49
$296
$305
CHI Financial Performance
2004-2007 Results
Acquired
ATI  in 2006
Pre-tax Earnings
As % of Revenues
2004 2005 2006
8.6%
11.4%
13.2%
10.5%
8.6%   11.4%  18.5%   16.2%
2007E
$s in millions

•
Air freight traffic expected to grow 6%/year, next 20 years
•
Current shortage of converted planes
•
Significant air freight industry consolidation
•
Long-term relationships with major express carriers and freight forwarders (BAX Global, U.S. Military, and DHL)
•
Fiscal year 2007 projected EBITDA of $73 million, excluding non-
recurring expenses related to the transaction with ABX Air of approximately $17 million.
(Pre-tax earnings of $15m (page 12) + $17m of
non-recurring expenses (page 12) plus $37m depreciation/amortization +
$4m net interest expense results in EBITDA of $73m).
•
Average “On-Time” delivery rates of ~98% - ~99% (excluding military)
•
All management employees, including crew members, earn incentive based compensation
•
Significant industry and strategic growth experience
Strong Industry
Growth Prospects
High Quality
Customer Base
Significant
Cash Flow
Reliable
Service Offering
Experienced
Management Team
CHI Advantages

BAX GLOBAL
BAX goes Schenker.
SCHENKER
DB Logistics

DHL

Air Mobility Command

POINT DEFIANCE ZOO & AQUARIUM

SPORTSFLIGHT
YOUR AIR CHARTER EXPERTS

BOEING

transvalair

Tampa CARGO

del MATE productions

CHARLES RIVER LABORATORIES

aeromexpress cargo

Reliant LOGISTICS

SeaWorld ADVENTURE PARK

UNITED STATES POSTAL SERVICE

PHOENIX AIR

AIR CARGO ASSOCIATES, INC.
The Charter & Logistics Specialists

Emirates

ACA

chapman freeborn
aircharterin[g]

Norwegian Armed Forces

ANA

Pacific
Air Cargo

EMO TRANS
Customized Global Logistics

FedEx
Custom Critical

BRINK'S

ROCK-IT CARGO

PANALPINA
on 6 continents

ups

DSV
Global transport and logistics

ACS Air Charter Service

hellmann
Worldwide Logistics

dfYOUNG
International Logistics since 1903

Rare Species Conservatory Foundation

15 ABX Holdings’ Customers

16

Outlook: Expanded Revenue Sources
2007E Revenues*
ABX Air
2007E Combined Revenues*
DHL
74%
Charter ACMI/Leasing – 5%
UPS/USPS – 1%
Maint. & Other – 1%
Military – 5%
BAX
14%
Military
25%
DHL
3%
Charter ACMI/
Leasing – 2%
* Percentages based on CHI & ABX Air
estimated 2007 revenues, by
customer. Includes revenues for
expenses reimbursed by customer
without markup.
DHL
92%
3
rd
Party Mtc./
Other  - 1%
Charter/
ACMI  - 5%
USPS/
Hub - 2%
CHI
BAX
67%
UPS/USPS/
Other – 2%

CHI Acquisition Financing 12/31/07
($ in millions)
Sources
Cash (ABX + CHI)
$ 46.5
Equity Purchase Price $     258.2
Revolving Credit Facility (up to $75 mill) 26.5
Refinanced Target Debt 101.5
Term Loan (5 yr. at L + 300) 270.0
Debt Origination Cost 9.3
New Equity (4 million shares) 26.0
TOTAL SOURCES
$    369.0
TOTAL USES
$     369.0
Uses

ABX Holdings Debt & Cash
$    590.8 Total Debt
92.3 DHL Note Payable
$    498.5 Total Secured Debt
1.0 Other
26.5 Revolving Credit Facility
87.5 Capitalized Leases
113.5 Financed Aircraft
$    270.0 Term Loan
12/31/07E
($ in millions, unaudited)
Cash $     97.0

Asia’s Cargo Markets Will Continue to Lead Industry Growth …
Global Market Outlook
Source: Boeing World Cargo Forecast 2006 - 2007
0 2 4 6 8 10 12
North America
Europe - Middle East
Intra - Europe
Europe - Africa
Europe - North America
Latin America - Europe
Latin America - North America
Europe - Southwest Asia
Europe - Asia
Asia - North America
Intra - Asia
Domestic China
World Average 6.1%

Latin America, North America Routes
• Seven 767SFs currently
operating:
– 5 in Latin America
– 2 in the U.S.
• General cargo moves
south, perishables north
• Long-term relationships
with flag carriers
DHL routes
Non-DHL routes ATI Routes
CCIA Routes

Dalian
Beijing
JAPAN
Tokyo
Qingdao
Osaka
CHINA
Hong Kong
Xiamen
THAILAND
Bangkok

21

Current Pacific Operations
• Two wet-leased (with fuel)
767SFs
• Contract recently extended
through Jan. 2010 under more
favorable terms
• 22 flights per week, high
utilization
• First foreign carrier Japan has
certified for ACMI service

ACMI Freighter Fleets – U.S.
Source: 2006 Freighters Guide & individual company filings. Excludes U.S. Express Carriers
* ABX Air and CHI are the only operators of 767s
B-727 / 737 B-767 / A-300 *
U.S. ACMI Freighter Industry Fleet Overview
DC-8 DC-9
ABX Air/CHI
59%
Arrow
12%
Murray Air
7%
ASTAR
22%
Ameristar
4%
USA Jet
12%
ABX Air/CHI
84%
ABX Air/CHI
79%
Tradewinds
10%
ASTAR
11%
ABX Air/CHI
26%
Air Tahoma
4%
ASTAR
50%
Amerijet
14%
Kalitta
6%

23

Total projected in service
fleet of Boeing 767s:
DHL
Network ACMI*
YE 2006 29 4
YE 2007 29 11
YE 2008 29 18
* Includes CHI 767s in conversion &
767s in service to DHL under
separate ACMI agreements.
ABX Holdings’ Expanding 767 Fleet

24 24 Co-Loading Opportunities Leverage Customer Relationships Savings on Aircraft Maintenance Potential Synergies Operational Efficiencies Economies of Scale

Investment Value
• Strong cash flow from high-profile customers, including DHL, BAX/Schenker,
All Nippon Airways, U.S. Military, U.S. Postal Service, and UPS.
• Cash flow not projected to be reduced by federal income taxes until 2010 or later due to utilization of deferred tax assets.
• Nominal fuel-cost exposure via ACMI business model.
• World’s largest combined fleet of efficient, reliable 767s.
• Exceptional service quality record with in excess of 98% on-time performance for major ACMI customers.
• Opportunities to leverage broad product suite of CHI companies to ABX Air.
• Opportunities to leverage fleet and service capabilities of ABX Air to CHI companies.
• Global presence, including fast-growing Asian market.

26 Questions?